UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01884

Endowments
(Exact name of registrant as specified in charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of principal executive offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: July 31, 2007

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and address of agent for service)

Copies to:
Mitchell E. Nichter
Paul, Hastings, Janofsky & Walker LLP
55 Second Street
Twenty-Fourth Floor
San Francisco, California 94105
(Counsel for the registrant)

ITEM 1 – Reports to Stockholders

[logo - Capital Research and ManagementSM]

Endowments

Investments for nonproﬁt institutions

Annual report for the year ended July 31, 2007

EndowmentsSM

Endowments is managed by Capital Research and Management Company,SM which also manages the 30 American Funds.® American Funds ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks.

Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

Figures shown in this report are past results and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com/endowments.

Here are returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2007 (the most recent calendar quarter):

	1 year	5 years	10 years
Growth and Income Portfolio
Average annual total return	—	+9.88%	+9.34%
Cumulative total return	+19.18%	+60.17%	+144.33%
Bond Portfolio
Average annual total return	—	+5.58%	+5.98%
Cumulative total return	+6.14%	+31.20%	+78.75%

The total annual fund operating expense ratios for Growth and Income Portfolio and Bond Portfolio were .69% and .76%, respectively, as of the most recent fiscal year-end. These figures do not reflect any fee waivers currently in effect; therefore, the actual expense ratios are lower.

The funds’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights tables on page 18 for details.

Bond Portfolio’s 30-day yield as of August 31, 2007, calculated in accordance with the Securities and Exchange Commission formula, was 5.34% (5.29% without the fee waiver).

The return of principal in the Bond Portfolio is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bonds owned by the fund.

[Begin Sidebar]
Results at a glance
(for full fiscal years ending 7/31/76–7/31/07)

	Growth and Income Portfolio	Bond Portfolio

1976	+27.7%	+12.1%
1977	+6.4	+12.6
1978	+10.4	+0.7
1979	+10.1	+7.0
1980	+17.2	+3.6
1981	+15.3	+4.5
1982	+3.8	+18.4
1983	+56.0	+23.9
1984	+0.4	+7.9
1985	+30.5	+20.6
1986	+25.4	+21.0
1987	+20.2	+4.4
1988	+2.4	+8.6
1989	+23.2	+13.7
1990	+4.1	+6.9
1991	+15.0	+10.8
1992	+15.7	+18.7
1993	+10.0	+11.7
1994	+2.8	+1.4
1995	+18.6	+8.0
1996	+13.2	+6.3
1997	+38.4	+10.8
1998	+9.1	+6.7
1999	+18.2	+1.7
2000	+3.3	+5.1
2001	+18.2	+12.7
2002	+8.6	+2.8
2003	+10.2	+10.6
2004	+13.8	+6.4
2005	+10.3	+5.1
2006	+4.6	+1.9
2007	+16.0	+4.8

Average annual
total return*	+13.1%	+8.5%

*From July 26, 1975, when Capital Research and Management Company became the investment adviser of the funds’ assets, through July 31, 2007.

Results show total returns measuring capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.
[End Sidebar]

Dear shareholders:

We are pleased to report to you at the close of our 2007 fiscal year.

Growth and Income Portfolio

For the 12 months ended July 31, 2007, the value of an investment in the Growth and Income Portfolio rose 16.0%.* Over the same period, the unmanaged Standard & Poor’s 500 Composite Index gained 16.1% and the Lipper Growth & Income Funds Index rose 15.2%.

*All percentage gain/loss figures used throughout this letter include reinvestment of distributions.

In many respects, economic trends of the previous year continued during the 12 months ended July 31, 2007. While the price of oil remained high, the nation’s real gross domestic product continued to expand, growing nearly 2% during the fiscal year.

With a healthy economy, the last 12 months were a rewarding period for equity investors as high corporate profit margins translated into solid gains in earnings and cash flow. This resulted in good dividend growth and significant share buybacks. Looking forward, the weak housing environment and deteriorating credit market could slow economic growth and test the ability of corporations to sustain their high profit margins.

During the year, the fund’s investment professionals continued to invest in large, well-established firms. We believe these companies offer value and opportunities for growth. We noted last year that these stocks had not helped our relative results in the prior two years. That changed in recent months, however, as the stocks gained strength and added to the portfolio’s return.

Within the portfolio, our largest sector remains information technology, where many companies continue to offer investors good growth prospects at reasonable valuations. We increased our exposure in this sector from 15.4% to 20.3% during the year. Our exposure to industrial stocks also increased from 6.5% to 9.9%. Reflecting our increasing concern about the financial area, we reduced our investments in this sector to 10.2% from 11.7% a year ago.

As noted, many large-capitalization stocks contributed positively to the fund’s return. This was especially true in information technology where several stocks did very well. Reflecting high oil prices, our energy stocks also made a strong showing. The dollar’s weakness, as well as robust growth outside the U.S., resulted in many non-U.S. holdings achieving favorable returns. On the other side of the ledger, we would have done better had we owned fewer stocks in the financial area. This area, in particular our banking investments, did poorly.

The percentage of assets invested in equities was just under 88% at July 31, up slightly from 86% at the beginning of the fiscal year. The remainder was held in interest-bearing cash equivalents.

Bond Portfolio

For the twelve months ended July 31, 2007, the Bond Portfolio posted a total return of 4.8%, essentially matching the Lipper Corporate Debt A-Rated Bond Funds Average. Over the same period, the unmanaged Lehman Brothers Aggregate Bond Index gained 5.6%.

The U.S. bond market enjoyed a period of relative strength during the first nine months of the recent fiscal year. Bond yields trended lower as investors anticipated slower economic growth and a reduction in the federal funds rate in 2007. Indeed, strong growth during the last half of 2006 was followed by sluggish momentum in early 2007, while ongoing weakness in the housing market fanned concerns about the durability of consumer spending.

These early gains, however, were largely erased amid market volatility during the final three months of the fiscal year. Bond yields rose sharply in May and June as expectations for a rate cut faded. New economic data pointed toward resilience in the broader economy, even as the housing market continued to weaken. Risk premiums widened — especially for lower rated corporate debt and financial institutions — and credit conditions tightened. Credit conditions worsened in July, prompting a flight to quality that once again sent Treasury yields lower. As a result, benchmark Treasury yields ended the year lower than where they began, while risk premiums for other debt classes were generally wider.

Overall, long-term bonds generally produced better returns than did short- and intermediate-term bonds, as gains logged early in the fiscal year provided a cushion against the late-period downturn. In the investment-grade universe, which is where the Bond Portfolio invests, AAA-rated and BBB-rated bonds (the top and bottom categories) delivered higher returns than did the middle rating categories.

Changes in market conditions prompted changes in the Bond Portfolio during the 12 months. The fund reduced its exposure to corporate bonds, from 46.4% of assets at the start of the year to 38.6% by the close. Additionally, the fund increased its exposure to mortgage- and asset-backed obligations, from 23.3% to 27.9%. U.S. government and agency securities (15.5% of assets) increased slightly, year over year.

At fiscal year-end, the fund held 93% of net assets in fixed-income securities with maturities longer than one year — a slight increase from our last report. The remainder was held in interest-bearing cash equivalents.

Cordially,

/s/ Robert G. O’Donnell

Robert G. O’Donnell
Vice Chairman of the Board and Principal Executive Officer

/s/ John H. Smet

John H. Smet
President

September 6, 2007

For current information about the fund, visit americanfunds.com/endowments.

The value of a long-term perspective

Growth of a $50,000 investment under Capital Research and Management Company’s stewardship, 7/26/75–7/31/07.

Figures shown in this report are past results and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/endowments.

Growth and Income Portfolio

Average annual total returns based
on a $1,000 investment
(for periods ended July 31, 2007)*

Lifetime	+13.1%[1]
10 years	+8.5
5 years	+10.9
1 year	+16.0

*Assumes reinvestment of all distributions.

[begin mountain chart]
Year ended	Growth and Income Portfolio	Lipper Growth & Income Funds Index	Standard & Poor’s 500 Composite Index with dividends reinvested

07/25/75	$50,000	$50,000	$50,000
07/31/75	49,770	50,000	49,871
07/31/76	63,476	60,735	60,467
07/31/77	67,590	62,434	60,350
07/31/78	74,525	69,272	64,777
07/31/79	82,131	77,106	70,508
07/31/80	96,277	95,121	87,260
07/31/81	110,942	108,452	98,601
07/31/82	106,860	98,876	85,511
07/31/83	166,726	154,488	136,183
07/31/84	166,164	146,807	132,141
07/31/85	216,743	193,372	174,975
07/31/86	272,165	243,630	224,681
07/31/87	326,898	319,222	312,963
07/31/88	319,361	296,921	276,178
07/31/89	393,517	375,359	364,261
07/31/90	409,757	381,311	387,824
07/31/91	471,346	423,790	437,201
07/31/92	545,557	476,028	493,020
07/31/93	600,375	539,269	535,967
07/31/94	617,007	572,677	563,582
07/31/95	731,592	688,356	710,508
07/31/96	828,273	778,692	828,122
07/31/97	1,146,319	1,122,337	1,259,661
07/31/98	1,250,106	1,247,665	1,502,488
07/31/99	1,477,738	1,410,710	1,806,129
07/31/00	1,428,818	1,438,119	1,968,146
07/31/01	1,689,291	1,407,164	1,686,257
07/31/02	1,544,010	1,138,044	1,288,040
07/31/03	1,701,152	1,244,809	1,425,050
07/31/04	1,936,007	1,420,204	1,612,612
07/31/05	2,136,028	1,640,110	1,839,094
07/31/06	2,234,591	1,761,639	1,937,955
07/31/07	2,592,587	2,030,206	2,250,444
[end mountain chart]

Bond Portfolio

Average annual total returns based
on a $1,000 investment
(for periods ended July 31, 2007)*

Lifetime	+8.5%[1]
10 years	+5.7
5 years	+5.7
1 year	+4.8

*Assumes reinvestment of all distributions.

[begin mountain chart]
Year ended	Bond Portfolio	Lipper A-Rated Bond Funds Index[3]	Lehman Brothers Aggregate Bond Index[3]

07/25/75	$50,000	$50,000	$50,000
07/31/75	50,064	50,000	50,000
07/31/76	56,123	57,578	56,105
07/31/77	63,169	64,446	62,334
07/31/78	63,633	65,992	63,680
07/31/79	68,078	70,210	67,930
07/31/80	70,604	70,659	69,012
07/31/81	67,372	66,985	65,554
07/31/82	79,771	79,063	79,021
07/31/83	98,881	98,844	96,331
07/31/84	106,746	105,442	104,703
07/31/85	128,775	130,480	129,741
07/31/86	155,776	156,163	157,625
07/31/87	162,649	162,434	164,746
07/31/88	176,667	174,776	177,215
07/31/89	200,841	200,501	204,164
07/31/90	214,609	210,832	218,597
07/31/91	237,739	231,705	241,994
07/31/92	282,164	270,025	277,755
07/31/93	315,292	300,822	305,993
07/31/94	310,743	297,037	306,282
07/31/95	335,522	326,853	337,244
07/31/96	356,493	343,628	355,926
07/31/97	395,089	383,070	394,231
07/31/98	421,544	411,045	425,252
07/31/99	428,913	414,065	435,839
07/31/00	450,928	432,980	461,838
07/31/01	508,076	486,326	520,453
07/31/02	522,431	511,463	559,661
07/31/03	578,001	542,538	589,979
07/31/04	614,794	569,562	618,527
07/31/05	645,989	600,016	648,161
07/31/06	658,520	604,820	657,616
07/31/07	690,183	635,497	694,301
[end mountain chart]

[1]	From 7/26/75, when Capital Research and Management Company became the investment adviser, through 7/31/07.
[2]	The share value dipped below the $50,000 mark briefly in fiscal 1975 and 1976.
[3]
Lehman Brothers Aggregate Bond Index and Lipper A-Rated Bond Funds Index did not exist until 12/31/75. For the period from 7/31/75 to 12/31/75, the Lehman Brothers Government/Credit Bond Index was used.

All results calculated with dividends and capital gains reinvested.
Sales charges do not apply to the Growth and Income Portfolio or the Bond Portfolio.
The market indexes are unmanaged.
The results shown are before taxes on fund distributions and sale of fund shares.

Summary investment portfolio

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the back cover.

Growth and Income Portfolio  July 31, 2007

[pie chart]
Industry sector diversification

Information technology	20.26%
Consumer staples	14.00
Health care	11.75
Financials	10.24
Industrials	9.92
Energy	8.62
Consumer discretionary	8.15
Telecommunication services	1.90
Materials	1.90
Miscellaneous	0.82
Short-term securities & other assets less liabilities	12.44
[end pie chart]

Common stocks - 87.56%	Shares	Market value	Percent of net assets

Information technology - 20.26%
Microsoft Corp.	143,000	$ 4,145,570	3.49%
Nokia Corp. (ADR)	130,000	3,723,200	3.13
Oracle Corp. (1)	147,000	2,810,640	2.37
International Business Machines Corp.	20,000	2,213,000	1.86
Cisco Systems, Inc. (1)	68,000	1,965,880	1.66
Intel Corp.	80,000	1,889,600	1.59
QUALCOMM Inc.	30,000	1,249,500	1.05
Google Inc., Class A (1)	2,200	1,122,000.94
Motorola, Inc.	62,000	1,053,380.89
Hewlett-Packard Co.	15,000	690,450.58
Other securities		3,203,510	2.70
		24,066,730	20.26

Consumer staples - 14.00%
Wal-Mart Stores, Inc.	75,000	3,446,250	2.90
Altria Group, Inc.	46,500	3,090,855	2.60
PepsiCo, Inc.	32,000	2,099,840	1.77
Walgreen Co.	43,000	1,899,740	1.60
Bunge Ltd.	14,000	1,268,540	1.07
L'Oréal SA (2)	10,000	1,143,868.96
Coca-Cola Co.	20,000	1,042,200.88
Other securities		2,635,955	2.22
		16,627,248	14.00

Health care - 11.75%
Medtronic, Inc.	45,000	2,280,150	1.92
Eli Lilly and Co.	30,000	1,622,700	1.37
Novo Nordisk A/S, Class B (2)	15,000	1,580,802	1.33
Roche Holding AG (2)	8,000	1,414,842	1.19
Pfizer Inc	55,000	1,293,050	1.09
Merck & Co., Inc.	25,000	1,241,250	1.04
Johnson & Johnson	20,000	1,210,000	1.02
Other securities		3,316,240	2.79
		13,959,034	11.75

Financials - 10.24%
Berkshire Hathaway Inc., Class A (1)	20	2,200,000	1.85
Fannie Mae	36,000	2,154,240	1.81
Wells Fargo & Co.	60,000	2,026,200	1.71
American International Group, Inc.	19,000	1,219,420	1.03
Wachovia Corp.	22,000	1,038,620.88
Citigroup Inc.	20,000	931,400.78
Other securities		2,589,840	2.18
		12,159,720	10.24

Industrials - 9.92%
General Electric Co.	76,000	2,945,760	2.48
United Parcel Service, Inc., Class B	29,000	2,195,880	1.85
Caterpillar Inc.	20,000	1,576,000	1.33
Northrop Grumman Corp.	15,000	1,141,500.96
Other securities		3,929,250	3.30
		11,788,390	9.92

Energy - 8.62%
Exxon Mobil Corp.	44,000	3,745,720	3.15
Chevron Corp.	24,000	2,046,240	1.72
Schlumberger Ltd.	20,000	1,894,400	1.59
ConocoPhillips	23,000	1,859,320	1.57
Other securities		698,310.59
		10,243,990	8.62

Consumer discretionary - 8.15%
Target Corp.	30,000	1,817,100	1.53
Time Warner Inc.	80,000	1,540,800	1.30
Lowe's Companies, Inc.	54,000	1,512,540	1.27
Walt Disney Co.	30,000	990,000.83
Other securities		3,818,078	3.22
		9,678,518	8.15

Telecommunication services - 1.90%
Verizon Communications Inc.	25,000	1,065,500.90
Other securities		1,195,001	1.00
		2,260,501	1.90

Materials - 1.90%
Air Products and Chemicals, Inc.	13,000	1,122,810.95
Other securities		1,129,050.95
		2,251,860	1.90

Miscellaneous - 0.82%
Other common stocks in initial period of acquisition		967,681.82

Total common stocks (cost: $80,840,433)		104,003,672	87.56

Short-term securities - 13.26%	Principal amount (000)	Market Value	Percent of net assets

Procter & Gamble International Funding S.C.A. 5.22% due 8/1/2007 (3)	$ 2,300	$ 2,299,665	1.94
Prudential Funding, LLC 5.25% due 8/10/2007	1,150	1,148,322.97
Paccar Financial Corp. 5.22% due 8/17/2007	1,100	1,097,286.92
United Parcel Service, Inc. 5.22% due 8/31/2007 (3)	1,100	1,095,055.92
CAFCO, LLC 5.27% due 9/12/2007 (3)	1,100	1,093,076.92
Hewlett-Packard Co. 5.25% due 8/2/2007 (3)	1,000	999,708.84
Emerson Electric Co. 5.22% due 8/7/2007 (3)	1,000	998,984.84
Triple-A One Funding Corp. 5.26% due 8/9/2007 (3)	1,000	998,683.84
Variable Funding Capital Corp. 5.265% due 8/8/2007 (3)	900	898,945.76
Coca-Cola Co. 5.23% due 9/20/2007 (3)	805	799,033.67
Other securities		4,326,370	3.64

Total short-term securities (cost: $15,755,127)		15,755,127	13.26

Total investment securities (cost: $96,595,560)		119,758,799	100.82
Other assets less liabilities		(978,300)	(.82)

Net assets		$118,780,499	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other Securities", was $6,031,571.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. In practice, restricted securities in this fund are typically as liquid as unrestricted securities. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $13,509,519, which represented 11.37% of the net assets of the fund.

The industry classifications shown in the summary investment portfoli were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

ADR = American Depositary Receipts

See Notes to Financial Statements

Summary investment portfolio

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the back cover.

Bond Portfolio  July 31, 2007

[pie chart]
Holdings by inevestment type

Corporate bonds & notes	38.61%
Financials	20.40
Consumer Discretionary	4.42
Telecommunication Services	3.62
Industrials	3.54
Utilities	3.42
Energy	1.09
Health Care	1.04
Other corporate bonds & notes	1.08
Mortgage- and Asset-backed Obligations	27.88
U.S. Government & Government Agency Bonds & Notes	15.45
Other	1.71
Preferred securities	9.07
Short-term securities & other assets less liabilities	7.28
[end pie chart]

Bonds & notes - 83.64%	Principal amount (000)	Market Value	Percent of net assets
Corporate bonds & notes - 38.61%

Financials - 20.40%
Residential Capital Corp.:
6.46 2009 (1)	$500	$470,039
6.50 2013	350	314,443
General Motors Acceptance Corp.:
7.25 2011	455	431,507
7.56 2014 (1)	250	232,966	2.42
Washington Mutual, Inc. 5.66 2012 (1)	650	643,233
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534 (undated) (1) (2)	400	373,788
Washington Mutual Preferred Funding II Ltd. 6.665 (undated) (1) (2)	300	267,567	2.15
Ford Motor Credit Co.:
7.875 2010	650	621,971
7.375 2009	150	144,885	1.28
AIG SunAmerica Global Financing VII 5.85 2008 (2)	125	125,618
American General Finance Corp., Series I, 5.40 2015	250	240,861
ILFC E-Capital Trust II 6.25 2065 (1) (2)	255	246,141
American International Group, Inc., Series A-1, 6.25 2087 (1)	125	115,514	1.22
Hospitality Properties Trust:
6.30 2016	400	404,083
6.75 2013	215	222,468	1.04
Development Bank of Singapore Ltd. 7.875 2009 (2)	250	261,694
DBS Bank Ltd. 5.97 2021 (1) (2)	250	254,788.86
TuranAlem Finance BV 8.50 2015 (2)	400	366,000.61
Lincoln National Corp. 7.00 2066 (1)	425	427,732.72
SocGen Real Estate Co. LLC, Series A, 7.64 (undated) (1) (2)	375	376,297.63
Standard Chartered PLC 6.409 (undated)(1) (2)	400	365,678.61
Resona Bank, Ltd. 5.85 (undated) (1) (2)	375	356,629.60
Santander Issuances, SA Unipersonal 5.805 2016 (1) (2)	100	101,126
Abbey National PLC 6.70 (undated) (1)	250	252,521.59
Prudential Holdings, LLC, Series C, 8.695 2023 (2) (3)	150	184,803.31
BNP Paribas 7.195 (undated) (1) (2)	100	99,213.17
Other securities		4,301,531	7.19
		12,203,096	20.40

Consumer discretionary - 4.42%
Federated Retail Holdings, Inc.:
5.35 2012	400	397,636
5.90 2016	300	290,678	1.15
DaimlerChrysler North America Holding Corp. 8.00 2010	600	636,814	1.07
Other securities		1,315,831	2.20
		2,640,959	4.42

Telecommunication services - 3.62%
AT&T Wireless Services, Inc.:
8.125 2012	500	551,309
7.875 2011	100	107,588
SBC Communications Inc. 5.625-6.25 2011-2016	500	497,788	1.94
Other securities		1,006,664	1.68
		2,163,349	3.62

Industrials - 3.54%
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503 2011	385	388,431.65
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664 2013 (2) (3)	313	329,018.55
Other securities		1,402,217	2.34
		2,119,666	3.54

Utilities - 3.42%
Homer City Funding LLC 8.734 2026 (3)	292	319,877.54
Other securities		1,723,006	2.88
		2,042,883	3.42

Energy - 1.09%
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124 2014 (2) (3)	300	294,000.49
Other securities		357,021.60
		651,021	1.09

Materials - 0.65%
Alcoa Inc. 5.55 2017	300	290,229.49
Other securities		98,784.16
		389,013.65

Health care - 1.04%
Other securities		620,272	1.04

Other corporate bonds & notes - 0.43%
Other securities		257,826.43

Total corporate bonds & notes		23,088,085	38.61

Mortgage- and asset-backed obligations (3) - 27.88%
Fannie Mae:
Series 2000-T5, Class B, 7.30 2010	500	526,108
4.50 2020	461	440,263
6.00 2027	862	859,290
5.50 2036	419	404,984
4.50-11.96 2011-2041 (1)	920	915,567	5.26
Freddie Mac:
6.00 2026	536	534,591
0-8.75 2008-2037	1,715	1,634,654	3.63
Wells Fargo Mortgage-backed Securities Trust:
Series 2004-2, Class A-1, 5.00 2019	558	534,886
5.25-5.657 2033-2036 (1)	364	358,192	1.49
SBA CMBS Trust:
Series 2005-1, Class D, 6.219 2035 (2)	320	314,325
Series 2006-1A, Class D, 5.852 2036 (2)	300	291,357
5.314 2036 (2)	200	197,814	1.34
Countrywide Alternative Loan Trust 5.50-6.029 2035-2036 (1)	613	603,517	1.01
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39 2030	335	336,889.56
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612 2035 (2)	325	317,146.53
GMAC Mortgage Loan Trust, Series 2006-AR1, Class 2-A-1, 5.646 2036 (1)	433	428,918.72
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48 2030	348	349,335.58
L.A. Arena Funding, LLC, Series 1, Class A, 7.656 2026 (2)	281	289,897.49
Other securities		7,341,659	12.27
		16,679,392	27.88

U.S. government & government agency bonds & notes - 15.45%
U.S. Treasury:
4.50 2011	465	463,438
4.25 2013	4,000	3,919,680
12.50 2014	1,200	1,381,596
11.25 2015	800	1,126,128
4.50 2036 (4)	1,490	1,394,312	13.85
Freddie Mac 5.25% 2011	950	955,576	1.60
		9,240,730	15.45

Other - 1.70%
Other securities		1,018,393	1.70

Total bonds & notes (cost: $50,410,637)		50,026,600	83.64

		Market Value	Percent of net assets
Common stocks - 0.01%

Industrials - 0.01%
Other securities		$5,107.01

Total common stocks (cost: $6,194)		5,107.01

	Shares	Market Value	Percent of net assets
Preferred securities - 9.07%

Financials - 9.07%
BNP U.S. Funding LLC, Series A, 7.738 noncumulative (1)(2)	375,000	$377,512
BNP Paribas 5.186 noncumulative (1)(2)	300,000	281,214
BNP Paribas Capital Trust 9.003 noncumulative trust (1)(2)	150,000	164,923	1.38
Fannie Mae, Series O, 7.495 (1)(2)	15,000	780,938	1.31
Banco Santander Central Hispano, SA 6.80 (2)	10,000	235,630
Banco Santander Central Hispano, SA 6.50 (2)	10,000	229,380.78
HSBC Capital Funding LP, Series 1, 9.547 noncumulative step-up (1)(2)	400,000	442,621.74
Deutsche Bank Capital Funding Trust I 7.872 (1)(2)	300,000	313,321.52
Resona Preferred Global Securities (Cayman) Ltd. 7.191 (1)(2)	250,000	252,803.42
Freddie Mac 5.57	10,000	227,500.38
DBS Capital Funding Corp., Series A, 7.657 noncumulative guaranteed preference shares (1)(2)	125,000	134,049.22
Other securities		1,985,338	3.32

Total preferred securities (cost: $5,483,404)		5,425,229	9.07

Short-term securities - 5.61%	Principal amount (000)	Market Value	Percent of net assets

Coca-Cola Co. 5.25 due 8/6/2007 (2)	$750	$749,344	1.25
Emerson Electric Co. 5.23 due 8/15/2007 (2)	600	598,692	1.00
Park Avenue Receivables Co., LLC 5.28 due 8/3/2007 (2)	550	549,758.92
Honeywell International Inc. 5.28 due 8/10/2007 (2)	510	509,252.85
Wal-Mart Stores Inc. 5.20 due 8/1/2007 (2)	500	499,927.84
Prudential Funding, LLC 5.30 due 8/15/2007	450	449,006.75

Total short-term securities (cost: $3,355,979)		3,355,979	5.61

Total investment securities (cost: $59,256,214)		58,812,915	98.33
Other assets less liabilities		1,001,853	1.67

Net assets		$59,814,768	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Coupon rate may change periodically.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. In practice, restricted securities in this fund are typically as liquid as unrestricted securities. The total value of all such restricted securities was $17,046,950, which represented 28.50% of the net assets of the fund.

(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statements of assets and liabilities
at July 31, 2007

	Growth and Income Portfolio	Bond Portfolio

Assets:
Investment securities at market (cost: $96,595,560 and $59,256,214, respectively)	$119,758,799	$58,812,915
Cash	107,538	87,222
Receivables for:
Sales of investments	-	1,327,116
Sales of fund's shares	188,462	125,700
Dividends and interest	94,769	719,933
Total assets	120,149,568	61,072,886

Liabilities:
Payables for:
Purchases of investments	1,247,692	1,043,697
Repurchases of fund's shares	31,030	148,538
Investment advisory services	46,936	22,984
Other fees and expenses	43,411	42,899
Total liabilities	1,369,069	1,258,118
Net assets at July 31, 2007	$118,780,499	$59,814,768

Net assets consist of:
Capital paid in on shares of beneficial interest	$93,210,129	$62,551,773
Undistributed (distributions in excess of) net investment income	541,576	(238,938)
Undistributed (accumulated) net realized gain (loss)	1,864,944	(2,054,522)
Net unrealized appreciation (depreciation)	23,163,850	(443,545)
Net assets at July 31, 2007	$118,780,499	$59,814,768

Shares of beneficial interest issued and outstanding - unlimited shares authorized
Shares outstanding	7,359,217	3,779,961
Net asset value per share	$16.14	$15.82

See Notes to Financial Statements

Statements of operations
for the year ended July 31, 2007

	Growth and Income Portfolio	Bond Portfolio
Investment income:
Income:
Dividends (net of non-U.S. taxes of $37,133 on Growth and Income Portfolio)	$1,893,067	$119,644
Interest	876,375	3,412,564
Total income	2,769,442	3,532,208

Fees and expenses:
Investment advisory services	565,579	302,648
Transfer agent services	555	468
Reports to shareholders	15,680	8,757
Registration statement and prospectus	24,038	20,015
Trustees' compensation	70,688	39,649
Trustees' travel expenses	20,241	11,146
Auditing	42,394	42,376
Legal	25,104	25,104
Custodian	1,489	1,015
Other	10,059	10,036
Total fees and expenses before waiver	775,827	461,214
Less waiver of fees and expenses:
Investment advisory services	56,558	30,265
Total fees and expenses after waiver	719,269	430,949
Net investment income	2,050,173	3,101,259

Net realized gain (loss) and unrealized
appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	3,721,627	(858,746)
Non-U.S. currency transactions	556	(19)
	3,722,183	(858,765)
Net unrealized appreciation (depreciation) on:
Investments	10,655,490	653,476
Non-U.S. currency translations	405	(368)
	10,655,895	653,108
Net realized gain (loss) and unrealized appreciation
on investments and non-U.S. currency	14,378,078	(205,657)
Net increase in net assets resulting from operations	$16,428,251	$2,895,602

See Notes to Financial Statements

Growth and Income Portfolio

Statements of changes in net assets

	Year ended July 31, 2007	Year ended July 31, 2006
Operations:
Net investment income	$2,050,173	$1,595,069
Net realized gain on investments and non-U.S. currency transactions	3,722,183	3,677,773
Net unrealized appreciation (depreciation) on investments and non-U.S. currency translations	10,655,895	(950,332)
Net increase in net assets resulting from operations	16,428,251	4,322,510

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,926,472)	(1,573,538)
Distributions from net realized gain on investments	(5,358,259)	(3,411,060)
Total dividends and distributions paid to shareholders	(7,284,731)	(4,984,598)

Net capital share transactions	5,703,059	(1,714,131)

Total increase (decrease) in net assets	14,846,579	(2,376,219)

Net assets:
Beginning of year	103,933,920	106,310,139
End of year (including undistributed
net investment income: $541,576 and $361,939, respectively)	$118,780,499	$103,933,920

Bond Portfolio

Statements of changes in net assets

	Year ended July 31, 2007	Year ended July 31, 2006
Operations:
Net investment income	$3,101,259	$2,962,876
Net realized (loss) gain on investments and non-U.S. currency transactions	(858,765)	156,207
Net unrealized appreciation (depreciation) on investments and non-U.S. currency translations	653,108	(2,027,434)
Net increase in net assets resulting from operations	2,895,602	1,091,649

Dividends paid to shareholders from net investment income	(3,461,418)	(3,392,290)

Net capital share transactions	160,696	(2,252,490)

Total decrease in net assets	(405,120)	(4,553,131)

Net assets:
Beginning of year	60,219,888	64,773,019
End of year (including distributions in excess of
net investment income: $(238,938) and $(371,282), respectively)	$59,814,768	$60,219,888

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– Endowments (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the trust:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the trust’s board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders– Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation– Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Mortgage dollar rolls – Bond Portfolio may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2.	Non-U.S. investments
Investment risk – The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid.

3. Federal income taxation and distributions
The funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intend to distribute substantially all of their net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the funds.

As of and during the period ended July 31, 2007, the funds did not have a liability for any unrecognized tax benefits. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the funds did not incur any material interest or penalties.

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2003 and by state tax authorities for tax years before 2002.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; unrealized appreciation of certain investments in non-U.S. securities; net capital losses; and amortization of premiums. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended July 31, 2007, Growth and Income Portfolio reclassified $55,936 from undistributed net realized gain to undistributed net investment income; and $53,421 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. During the year ended July 31, 2007, Bond Portfolio reclassified $492,503 from accumulated net realized loss to distributions in excess of net investment income to align financial reporting with tax reporting.

As of July 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Growth and Income Portfolio	Bond Portfolio
Undistributed ordinary income	$541,576		$335,505
Undistributed long-term capital gain	1,864,944		-
Capital loss carryforwards*:
Expiring 2011	-	$(197,715)
Expiring 2014	-	(345,750)
Expiring 2015	-	(1,278,462)	(1,821,927)
Post-October capital loss deferrals (realized during the period November 1, 2006, through July 31, 2007)†			(194,669)
Gross unrealized appreciation on investment securities	24,857,907		51,634
Gross unrealized depreciation on investment securities	(1,694,668)		(1,062,699)
Net unrealized appreciation (depreciation) on investment securities	23,163,239		(1,011,065)
Cost of investment securities	96,595,560		59,823,980

*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates.  The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

For the year ended July 31, 2007, Growth and Income Portfolio made distributions from realized short-term capital gains in the amount of $556,586 and from realized long-term capital gains in the amount of $4,801,673.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the funds’ investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the funds’ transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the funds’ shares.

Investment advisory services– The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.50% on the first $150 million of each fund’s daily net assets and 0.40% on such assets in excess of $150 million.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of each fund. Expenses related to interest, taxes, brokerage commissions, transaction costs and extraordinary items are not subject to these limitations. For the year ended July 31, 2007, no such fee reductions were required, but CRMC is voluntarily waiving 10% of investment advisory services fees. During the year ended July 31, 2007, total investment advisory services fees waived by CRMC were $56,558 and $30,265 for Growth and Income Portfolio and Bond Portfolio, respectively.  As a result, the fees shown on the accompanying financial statements of $565,579 and $302,648 for Growth and Income Portfolio and Bond Portfolio, respectively, were both reduced to an annualized rate of 0.450% of average daily net assets.

Transfer agent services– The funds have a transfer agent agreement with AFS for Class A shares. Under this agreement, this share class compensates AFS for transfer agent services including shareholder recordkeeping and communications.

Distribution services – The trust has a principal underwriting agreement with AFD.  AFD does not receive compensation for any sales of the funds’ shares.

Affiliated officers and trustees – Officers and certain trustees of the trust are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the funds.

5. Capital share transactions

Capital share transactions in the funds were as follows:

	Sales		Reinvestments of dividends and distributions		Repurchases		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2007
Growth and Income Portfolio	$8,589,212	537,803	$6,779,377	439,467	$(9,665,530)	(614,420)	$5,703,059	362,850
Bond Portfolio	5,463,992	339,642	2,955,455	184,546	(8,258,751)	(511,423)	160,696	12,765

Year ended July 31, 2006
Growth and Income Portfolio	$13,316,629	901,807	$4,649,782	317,885	$(19,680,542)	(1,336,012)	$(1,714,131)	(116,320)
Bond Portfolio	6,094,902	377,010	2,805,680	174,045	(11,153,072)	(680,419)	(2,252,490)	(129,364)

6. Investment transactions

Growth and Income Portfolio and Bond Portfolio made purchases of investment securities of $23,932,127 and $29,890,404 and sales of investment securities of  $23,338,526 and $31,105,877, respectively, during the year ended July 31, 2007. Short-term securities were excluded.

Financial highlights

Growth and Income Portfolio

		Income from investment operations (1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (2)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers (2)	Ratio of net income to average net assets (2)

Year ended 7/31/2007	$14.86	$.29	$2.03	$2.32	$(.27)	$(.77)	$(1.04)	$16.14	16.02%	$119	.69%	.64%	1.81%
Year ended 7/31/2006	14.95	.23	.44	.67	(.23)	(.53)	(.76)	14.86	4.61	104	.71	.66	1.56
Year ended 7/31/2005	14.10	.24	1.20	1.44	(.21)	(.38)	(.59)	14.95	10.33	106	.69	.66	1.60
Year ended 7/31/2004	12.57	.20	1.53	1.73	(.20)	-	(.20)	14.10	13.81	90	.64	.64	1.43
Year ended 7/31/2003	11.61	.22	.94	1.16	(.20)	-	(.20)	12.57	10.18	76	.68	.68	1.88

Bond Portfolio

		Income from investment operations (1)			Dividends and distributions

	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (2)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers (2)	Ratio of net income to average net assets (2)

Year ended 7/31/2007	$15.99	$.83	$(.07)	$.76	$(.93)	$-	$(.93)	$15.82	4.81%	$60	.76%	.71%	5.12%
Year ended 7/31/2006	16.62	.81	(.50)	.31	(.94)	-	(.94)	15.99	1.94	60	.79	.74	5.00
Year ended 7/31/2005	16.72	.78	.05	.83	(.93)	-	(.93)	16.62	5.07	65	.74	.71	4.61
Year ended 7/31/2004	16.57	.83	.22	1.05	(.90)	-	(.90)	16.72	6.37	59	.70	.70	4.93
Year ended 7/31/2003	15.93	.89	.77	1.66	(1.02)	-	(1.02)	16.57	10.64	59	.71	.71	5.38

	Year ended July 31

	2007	2006	2005	2004	2003

Growth and Income Portfolio	24%	25%	31%	32%	29%
Bond Portfolio	52%	62%	51%	36%	25%

(1) Based on average shares outstanding.
(2) This column reflects the impact, if any, of certain waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Endowments:

We have audited the accompanying statements of assets and liabilities, including the summary investment portfolio of Endowments (the “trust”), comprising the Growth and Income and Bond Portfolios, as of July 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Endowments as of July 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California

September 7, 2007

Tax information
                                                                                                              unaudited

We are required to advise you within 60 days of the funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The funds hereby designate the following amounts for the funds’ fiscal year ended July 31, 2007:

	Growth and Income Portfolio	Bond Portfolio
Long-term capital gains	$4,802.00	$-
Qualified dividend income	100%	110,000
U.S. government income that may be exempt from state taxation	$73,000	498,000

Additional tax information will be mailed in early 2008 to applicable shareholders.  Shareholders should consult their tax advisers.

Expense example                                                                                                                                                     unaudited

As a shareholder of the funds, you incur certain ongoing costs, including management fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007, through July 31, 2007).

Actual expenses:

The first line for each fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line for each fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Shareholders may be subject to fees charged by financial intermediaries. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

	Beginning Account Value 2/1/2006	Ending Account Value 7/31/2007	Expenses Paid During Period*	Annualized Expense Ratio

Growth & Income Portfolio -- actual return	$1,000.00	$1,041.87	$ 3.14	.62%
Growth & Income Portfolio -- assumed 5% return	1,000.00	1,021.72	3.11	.62
Bond Portfolio -- actual return	1,000.00	1,008.67	3.44	.69
Bond Portfolio -- assumed 5% return	1,000.00	1,021.37	3.46	.69

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreements

The board of trustees of the Endowments Trust (the “trust”) has approved the Investment Advisory and Service Agreements (the “agreements”) with respect to the trust’s Growth and Income Portfolio and Bond Portfolio (each “fund”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through July 27, 2008. The board approved the agreements following the recommendation of the trust’s Contracts Committee (the “committee”), which is composed of all of the trust’s independent trustees. The board and the committee determined that the funds’ advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreements was in the best interests of the funds and their shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreements based on advice of their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to each fund under its agreement and other agreements as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives. The Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital. The board and the committee considered the investment results of each fund in light of its objective. They compared each fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which each fund is included) and market data such as relevant stock market indices. The information that accompanies the letter to shareholders included in this report, as well as that letter itself, includes certain information about each fund’s investment results. The board and the committee concluded that each fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. The board and the committee observed that each fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to each fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the funds. They noted that, although the fees paid by those clients generally were lower than those paid by the funds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by each fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the funds and the American Funds, including fees paid to CRMC’s affiliated transfer agent, and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in each fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and its shareholders.

Board of trustees

“Independent” trustees

	Year first
	elected
Name, age and	a trustee
telephone number	of the trust[1]	Principal occupation(s) during past five years

Ronald P. Badie, 64	2006	Retired; former Vice Chairman,
818/790-1133		Deutsche Bank Alex. Brown

Robert J. Denison, 66	2003	Chair, First Security Management (private
505/988-5415		investment)

John E. Kobara, 52	2006	CEO, CK 12 Foundation, former President and CEO,
213/610-3261		Big Brothers, Big Sisters of Greater Los Angeles and Inland Empire; former Senior Vice President, Sylvan Learning Systems; former President and CEO, OnlineLearning.net

Steven D. Lavine, Ph.D., 60	1994	President, California Institute of the Arts
661/255-1050

Patricia A. McBride, 64	1988	Chief Financial Officer, Cosmetic and Maxillofacial
Chairman of the Board		Surgery Center, Medical City Dallas Hospital
(Independent and Non-Executive)
214/368-0268

Robert C. Ziebarth, 71	1993	Management consultant, Ziebarth Company
208/725-0535		(management and financial consulting)

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
telephone number	trustee	Other directorships[3] held by trustee

Ronald P. Badie, 64	1	Amphenol Corp.; Merisel, Inc.; Nautilus, Inc.;
818/790-1133		Obagi Medical Products, Inc.

Robert J. Denison, 66	5	None
505/988-5415

John E. Kobara, 52	1	None
213/610-3261

Steven D. Lavine, Ph.D., 60	1	None
661/255-1050

Patricia A. McBride, 64	1	None
Chairman of the Board
(Independent and Non-Executive)
214/368-0268

Robert C. Ziebarth, 71	1	None
208/725-0535

“Interested” trustees[4]

	Year first
	elected a
Name, age,	trustee or	Principal occupation(s) during past five years and
position with trust	officer of	positions held with affiliated entities or the principal
and telephone number	the trust[1]	underwriter of the trust

Robert G. O’Donnell, 63	1995	Senior Vice President and Director, Capital
Vice Chairman of the Board		Research and Management Company
415/393-7120

Thomas E. Terry, 69	1969	Private investor; Consultant; former Vice President
608/256-9910		and Secretary, Capital Research and Management Company (retired 1994)

“Interested” trustees[4]

	Number of
	portfolios
	in fund
Name, age,	complex[2]
position with trust	overseen by
and telephone number	trustee	Other directorships[3] held by trustee

Robert G. O’Donnell, 63	2	None
Vice Chairman of the Board
415/393-7120

Thomas E. Terry, 69	1	None
608/256-9910

Trustee emeritus

Robert B. Egelston, 76		Former Chairman of the Board, The Capital Group Companies, Inc.[5]

The statement of additional information includes additional information about trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the trust is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

Other officers6
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with trust	of the trust[1]	the principal underwriter of the trust

John H. Smet, 51	1996	Senior Vice President, Capital Research and
President		Management Company;
		Director, American Funds Distributors, Inc.[5]

Abner D. Goldstine, 77	1995	Senior Vice President and Director, Capital
Senior Vice President		Research and Management Company

Gregory D. Johnson, 44	2000	Senior Vice President, Capital Research Company[5]
Vice President

Krista M. Johnson, 42	2000	Assistant Vice President — Client Services Group,
Vice President		Capital Research and Management Company

Patrick F. Quan, 49	1986	Vice President — Fund Business Management
Vice President and Secretary		Group, Capital Research and Management Company

Dori Laskin, 56	2007	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Ari M. Vinocor, 32	2005	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1] Trustees and officers of the trust serve until their resignation, removal or retirement.
[2] Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement Series,® Inc., which is available to investors in tax-deferred retirement plans and IRAs, and Endowments, whose shareholders are limited to certain nonprofit organizations.

[3] This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.
[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the funds’ investment adviser, Capital Research and Management Company, or affiliated entities.
[5] Company affiliated with Capital Research and Management Company.
[6] All of the officers listed, except Krista M. Johnson and Dori Laskin, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

[logo - Capital Research and Management Company sm]

Office of the trust
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
Institutional Investment Services/HOST
P.O. Box 25065
Santa Ana, CA 92799-5965

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

For more information about any of the American Funds, please ask your investment professional for a prospectus.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website at americanfunds.com or upon request by calling American Funds Service Company (AFS) at 800/421-0180. The funds file their proxy voting records with the SEC for the 12 months ended June 30 by August 31. The reports also are available on the Endowments website at americanfunds.com/endowments and on the SEC website.

A complete July 31, 2007, portfolio of Endowments’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Endowments files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Endowments, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds. If used as sales material after September 30, 2007, this report must be accompanied by an Endowments statistical update for the most recently completed calendar quarter. This update is available at americanfunds.com/endowments.

The Capital Group Companies

Capital International  Capital Guardian  Capital Research and Management  Capital Bank and Trust  American Funds

Lit. No. MFGEAR-985-0907P

Litho in USA REG/PL/6375-S10338

© 2007 Endowments

Printed on recycled paper

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, San Francisco, California 94120.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Robert C. Ziebarth, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$71,000
2007	$75,000

b) Audit-Related Fees:
2006	$51
2007	$66

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$9,000
2007	$10,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2006	$374,000
2007	$1,093,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	None
2007	$12,000
The tax fees consist of consulting services relating to the Registrant’s investments.
d) All Other Fees:
2006	$21,000
2007	None
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $811,000 for fiscal year 2006 and $1,382,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – Capital Research and Management sm]

Endowments, Growth and Income PortfolioSM
Investment portfolio

July 31, 2007

Common stocks — 87.56%	Shares	Market value

INFORMATION TECHNOLOGY — 20.26%
Microsoft Corp.	143,000	$4,145,570
Nokia Corp. (ADR)	130,000	3,723,200
Oracle Corp.[1]	147,000	2,810,640
International Business Machines Corp.	20,000	2,213,000
Cisco Systems, Inc.[1]	68,000	1,965,880
Intel Corp.	80,000	1,889,600
QUALCOMM Inc.	30,000	1,249,500
Google Inc., Class A1	2,200	1,122,000
Motorola, Inc.	62,000	1,053,380
Texas Instruments Inc.	28,000	985,320
Analog Devices, Inc.	20,000	709,000
Hewlett-Packard Co.	15,000	690,450
EMC Corp.[1]	33,000	610,830
Linear Technology Corp.	15,000	534,750
Dell Inc.[1]	13,000	363,610
		24,066,730

CONSUMER STAPLES — 14.00%
Wal-Mart Stores, Inc.	75,000	3,446,250
Altria Group, Inc.	46,500	3,090,855
PepsiCo, Inc.	32,000	2,099,840
Walgreen Co.	43,000	1,899,740
Bunge Ltd.	14,000	1,268,540
L’Oréal SA2	10,000	1,143,868
Coca-Cola Co.	20,000	1,042,200
Avon Products, Inc.	26,500	954,265
WD-40 Co.	26,000	862,940
Kraft Foods Inc., Class A	25,000	818,750
		16,627,248

HEALTH CARE — 11.75%
Medtronic, Inc.	45,000	2,280,150
Eli Lilly and Co.	30,000	1,622,700
Novo Nordisk A/S, Class B2	15,000	1,580,802
Roche Holding AG2	8,000	1,414,842
Pfizer Inc	55,000	1,293,050
Merck & Co., Inc.	25,000	1,241,250
Johnson & Johnson	20,000	1,210,000
Bristol-Myers Squibb Co.	33,000	937,530
Becton, Dickinson and Co.	11,000	839,960
Amgen Inc.[1]	10,000	537,400
Sanofi-Aventis[2]	6,000	501,910
Stryker Corp.	8,000	499,440
		13,959,034

FINANCIALS — 10.24%
Berkshire Hathaway Inc., Class A1	20	2,200,000
Fannie Mae	36,000	2,154,240
Wells Fargo & Co.	60,000	2,026,200
American International Group, Inc.	19,000	1,219,420
Wachovia Corp.	22,000	1,038,620
Bank of America Corp.	20,000	948,400
Citigroup Inc.	20,000	931,400
Lincoln National Corp.	12,000	723,840
Marsh & McLennan Companies, Inc.	17,000	468,350
U.S. Bancorp	15,000	449,250
		12,159,720

INDUSTRIALS — 9.92%
General Electric Co.	76,000	2,945,760
United Parcel Service, Inc., Class B	29,000	2,195,880
Caterpillar Inc.	20,000	1,576,000
Northrop Grumman Corp.	15,000	1,141,500
Lockheed Martin Corp.	10,000	984,800
Avery Dennison Corp.	15,000	920,100
FedEx Corp.	7,000	775,180
Illinois Tool Works Inc.	13,000	715,650
3M Co.	6,000	533,520
		11,788,390

ENERGY — 8.62%
Exxon Mobil Corp.	44,000	3,745,720
Chevron Corp.	24,000	2,046,240
Schlumberger Ltd.	20,000	1,894,400
ConocoPhillips	23,000	1,859,320
Royal Dutch Shell PLC, Class A (ADR)	9,000	698,310
		10,243,990

CONSUMER DISCRETIONARY — 8.15%
Target Corp.	30,000	1,817,100
Time Warner Inc.	80,000	1,540,800
Lowe’s Companies, Inc.	54,000	1,512,540
Walt Disney Co.	30,000	990,000
Vivendi SA2	22,000	934,228
Idearc Inc.	26,000	902,460
Home Depot, Inc.	22,000	817,740
Carnival Corp., units	15,000	664,650
Gannett Co., Inc.	10,000	499,000
		9,678,518

TELECOMMUNICATION SERVICES — 1.90%
Verizon Communications Inc.	25,000	1,065,500
Sprint Nextel Corp., Series 1	36,000	739,080
Vodafone Group PLC[2]	150,000	455,921
		2,260,501

MATERIALS — 1.90%
Air Products and Chemicals, Inc.	13,000	1,122,810
Alcoa Inc.	15,000	573,000
International Paper Co.	15,000	556,050
		2,251,860

MISCELLANEOUS — 0.82%
Other common stocks in initial period of acquisition		967,681

Total common stocks (cost: $80,840,433)		104,003,672

	Principal amount	Market
Short-term securities — 13.26%	(000)	value

Procter & Gamble International Funding S.C.A. 5.22% due 8/1/2007[3]	$2,300	$2,299,665
Prudential Funding, LLC 5.25% due 8/10/2007	1,150	1,148,322
Paccar Financial Corp. 5.22% due 8/17/2007	1,100	1,097,286
United Parcel Service, Inc. 5.22% due 8/31/2007[3]	1,100	1,095,055
CAFCO, LLC 5.27% due 9/12/2007[3]	1,100	1,093,076
Hewlett-Packard Co. 5.25% due 8/2/2007[3]	1,000	999,708
Emerson Electric Co. 5.22% due 8/7/2007[3]	1,000	998,984
Triple-A One Funding Corp. 5.26% due 8/9/2007[3]	1,000	998,683
Variable Funding Capital Corp. 5.265% due 8/8/2007[3]	900	898,945
Clipper Receivables Co., LLC 5.28% due 8/6/2007[3]	838	837,262
Coca-Cola Co. 5.23% due 9/20/2007[3]	805	799,033
Abbott Laboratories 5.23% due 8/31/2007[3]	700	696,843
AT&T Inc. 5.23% due 8/22/2007[3]	650	647,921
Hershey Co. 5.20% due 9/13/2007[3]	640	635,927
Harley-Davidson Funding Corp. 5.22% due 8/3/2007[3]	600	599,738
Park Avenue Receivables Co., LLC 5.27% due 8/14/2007[3]	600	598,769
Private Export Funding Corp. 5.245% due 8/2/2007[3]	310	309,910

Total short-term securities (cost: $15,755,127)		15,755,127

Total investment securities (cost: $96,595,560)		119,758,799
Other assets less liabilities		(978,300)

Net assets		$118,780,499

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $6,031,571.

[3]
Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. In practice, restricted securities in this fund are typically as liquid as unrestricted securities. The total value of all such restricted securities was $13,509,519, which represented 11.37% of the net assets of the fund.

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, and expenses of the funds. This and other important information is contained in the funds’ prospectus, which should be read carefully before investing.

Endowments, Bond PortfolioSM
Investment portfolio

July 31, 2007

Bonds & notes — 83.64%	Principal amount (000)	Market value

CORPORATE BONDS & NOTES — 38.61%
Financials — 20.40%
Residential Capital Corp. 6.46% 2009[1]	$500	$470,039
General Motors Acceptance Corp. 7.25% 2011	455	431,507
Residential Capital Corp. 6.50% 2013	350	314,443
General Motors Acceptance Corp. 7.56% 2014[1]	250	232,966
Washington Mutual, Inc. 5.66% 2012[1]	650	643,233
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated)[1,2]	400	373,788
Washington Mutual Preferred Funding II Ltd. 6.665% (undated)[1,2]	300	267,567
Ford Motor Credit Co. 7.375% 2009	150	144,885
Ford Motor Credit Co. 7.875% 2010	650	621,971
AIG SunAmerica Global Financing VII 5.85% 2008[2]	125	125,618
American General Finance Corp., Series I, 5.40% 2015	250	240,861
ILFC E-Capital Trust II 6.25% 2065[1,2]	255	246,141
American International Group, Inc., Series A-1, 6.25% 2087[1]	125	115,514
Hospitality Properties Trust 6.75% 2013	215	222,468
Hospitality Properties Trust 6.30% 2016	400	404,083
Development Bank of Singapore Ltd. 7.875% 2009[2]	250	261,694
DBS Bank Ltd. 5.97% 2021[1,2]	250	254,788
TuranAlem Finance BV 8.50% 2015[2]	400	366,000
TuranAlem Finance BV 8.25% 2037[2]	100	88,750
Lincoln National Corp. 7.00% 2066[1]	425	427,732
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)[1,2]	375	376,297
Simon Property Group, LP 4.875% 2010	125	123,286
Simon Property Group, LP 5.60% 2011	250	250,483
Standard Chartered PLC 6.409% (undated)[1,2]	400	365,678
Resona Bank, Ltd. 5.85% (undated)[1,2]	375	356,629
Santander Issuances, SA Unipersonal 5.805% 2016[1,2]	100	101,126
Abbey National PLC 6.70% (undated)[1]	250	252,521
Banco Santander-Chile 5.375% 2014[2]	300	286,920
CNA Financial Corp. 6.50% 2016	250	250,025
Berkshire Hathaway Finance Corp. 4.125% 2010	250	244,955
United Overseas Bank Ltd. 5.375% 2019[1,2]	250	241,230
State Street Capital Trust IV 6.355% 2077[1]	250	237,080
CIT Group Inc. 6.10% 2067[1]	250	215,524
PNC Funding Corp., Series I, 6.517% (undated)[1,2]	200	201,907
MBNA Global Capital Funding, Series B, 6.156% 2027[1]	200	199,886
UniCredito Italiano SpA 5.584% 2017[1,2]	200	198,220
Kimco Realty Corp., Series C, 4.82% 2014	200	188,599
SLM Corp., Series A, 4.50% 2010	200	187,155
QBE Capital Funding II LP 6.797% (undated)[1,2]	200	187,070
Prudential Holdings, LLC, Series C, 8.695% 2023[2,3]	150	184,803
Downey Financial Corp. 6.50% 2014	150	147,832
United Dominion Realty Trust, Inc. 6.50% 2009	125	128,260
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)[1,2]	125	127,828
ORIX Corp. 5.48% 2011	125	124,483
Lehman Brothers Holdings Inc. 6.50% 2017	125	122,988
John Hancock Global Funding II, Series 2004-A, 3.50% 2009[2]	125	121,599
Fifth Third Capital Trust IV 6.50% 2067[1]	125	118,541
Allstate Corp., Series A, 6.50% 2067[1]	125	115,727
Nationwide Mutual Insurance Co. 7.875% 2033[2]	85	99,427
BNP Paribas 7.195% (undated)[1,2]	100	99,213
Credit Agricole SA 6.637% (undated)[1,2]	100	93,756
		12,203,096

Consumer discretionary — 4.42%
Federated Retail Holdings, Inc. 5.35% 2012	400	397,636
Federated Retail Holdings, Inc. 5.90% 2016	300	290,678
DaimlerChrysler North America Holding Corp. 8.00% 2010	600	636,814
MDC Holdings, Inc. 5.50% 2013	150	141,136
MDC Holdings, Inc. 5.375% 2014	250	224,886
D.R. Horton, Inc. 5.25% 2015	300	253,778
Tele-Communications, Inc. 9.80% 2012	215	247,539
Ryland Group, Inc. 5.375% 2012	250	235,368
Seminole Tribe of Florida 5.798% 2013[2,3]	135	134,423
Toll Brothers, Inc. 5.15% 2015	90	78,701
		2,640,959

Telecommunication services — 3.62%
SBC Communications Inc. 6.25% 2011	250	255,833
AT&T Wireless Services, Inc. 7.875% 2011	100	107,588
AT&T Wireless Services, Inc. 8.125% 2012	500	551,309
SBC Communications Inc. 5.625% 2016	250	241,955
France Télécom 7.75% 2011[1]	250	268,640
Embarq Corp. 6.738% 2013	250	254,574
Nextel Communications, Inc., Series E, 6.875% 2013	150	144,130
Verizon Communications Inc. 5.50% 2017	150	144,028
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	100	102,097
Telecom Italia Capital SA 5.25% 2015	100	93,195
		2,163,349

Industrials — 3.54%
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011	385	388,431
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	182	193,271
Hutchison Whampoa International Ltd. 7.00% 2011[2]	250	260,942
Hutchison Whampoa International Ltd. 6.50% 2013[2]	150	154,282
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014	200	200,483
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[3]	143	146,398
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[2,3]	313	329,018
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[3]	260	261,724
USG Corp. 6.30% 2016	125	123,733
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[2,3]	62	61,384
		2,119,666

Utilities — 3.42%
FPL Energy American Wind, LLC 6.639% 2023[2,3]	227	232,154
FPL Energy National Wind, LLC 5.608% 2024[2,3]	219	213,095
Midwest Generation, LLC, Series B, 8.56% 2016[3]	83	86,219
Homer City Funding LLC 8.734% 2026[3]	292	319,877
Reliant Energy Resources Corp. 7.75% 2011	250	266,128
AES Ironwood, LLC 8.857% 2025[3]	224	236,530
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	225	216,515
Constellation Energy Group, Inc. 6.125% 2009	200	202,459
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[2]	150	148,221
PSEG Power LLC 3.75% 2009	125	121,685
		2,042,883

Energy — 1.09%
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[2,3]	300	294,000
TransCanada PipeLines Ltd. 6.35% 2067[1]	150	140,645
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[2,3]	130	126,972
Qatar Petroleum 5.579% 2011[2]	89	89,404
		651,021

Health Care — 1.04%
Cardinal Health, Inc. 6.75% 2011	250	260,559
Cardinal Health, Inc. 4.00% 2015	100	87,792
UnitedHealth Group Inc. 6.00% 2017[2]	150	150,599
Amgen Inc. 4.00% 2009	125	121,322
		620,272

Materials — 0.65%
Alcoa Inc. 5.55% 2017	300	290,229
Stora Enso Oyj 7.25% 2036[2]	100	98,784
		389,013

Information Technology — 0.25%
National Semiconductor Corp. 6.15% 2012	150	150,769

Consumer staples — 0.18%
Tyson Foods, Inc. 6.85% 2016[1]	105	107,057

MORTGAGE- AND ASSET-BACKED OBLIGATIONS[3]— 27.88%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	500	526,108
Fannie Mae, Series 2001-T6B, 6.088% 2011	250	257,396
Fannie Mae 4.50% 2020	461	440,263
Fannie Mae 6.00% 2021	22	21,749
Fannie Mae, Series 2001-4, Class GA, 10.267% 2025[1]	31	34,461
Fannie Mae 6.00% 2026	114	114,139
Fannie Mae 6.00% 2027	862	859,290
Fannie Mae 7.50% 2031	7	7,383
Fannie Mae, Series 2001-20, Class C, 11.96% 2031[1]	27	29,662
Fannie Mae 4.50% 2036	149	135,663
Fannie Mae 5.50% 2036	419	404,984
Fannie Mae 5.50% 2037	149	142,564
Fannie Mae 6.50% 2037	150	151,224
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	21	21,326
Freddie Mac 8.75% 2008	1	742
Freddie Mac 4.00% 2015	158	147,791
Freddie Mac 6.00% 2026	536	534,591
Freddie Mac 5.00% 2035	221	207,614
Freddie Mac 5.00% 2035	114	107,085
Freddie Mac 5.50% 2035	109	105,803
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	118	85,616
Freddie Mac, Series 3257, Class PA, 5.50% 2036	245	241,117
Freddie Mac, Series 3318, Class JT, 5.50% 2037	249	243,224
Freddie Mac 6.00% 2037	250	247,987
Freddie Mac 6.00% 2037	250	247,675
Wells Fargo Mortgage-backed Securities Trust, Series 2004-2, Class A-1, 5.00% 2019	558	534,886
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	205	201,059
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.657% 2036[1]	159	157,133
SBA CMBS Trust, Series 2005-1, Class D, 6.219% 2035[2]	320	314,325
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[2]	200	197,814
SBA CMBS Trust, Series 2006-1A, Class D, 5.852% 2036[2]	300	291,357
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	191	183,739
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	173	171,652
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 6.029% 2035[1]	131	130,767
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	118	117,359
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030	335	336,889
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	192	200,118
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[2]	200	195,906
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[2]	325	317,146
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.103% 2030[1]	250	253,773
GS Mortgage Securities Corp. II, Series 1998-C1, Class E, 7.103% 2030[1]	250	253,722
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	250	245,429
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	250	245,172
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039	255	242,918
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[1]	125	121,568
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040	99	99,713
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[2]	200	197,340
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[2]	250	246,700
GMAC Mortgage Loan Trust, Series 2006-AR1, Class 2-A-1, 5.646% 2036[1]	433	428,918
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030	348	349,335
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[2]	281	289,897
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	250	256,911
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	249	250,726
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	250	249,922
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	250	246,285
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	250	245,143
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[2]	250	244,753
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	235	234,375
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	233	232,536
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	216	217,417
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[1]	221	216,567
Chase Mortgage Finance Trust, Series 2003-S9, Class A-1, 5.00% 2018	226	216,415
Lehman Mortgage Trust, Series 2007-6, Class 2-A1, 6.946% 2037[1]	208	209,952
Residential Funding Mortgage Securities I, Inc., Series 2004-S9, Class II-A-1, 4.75% 2019	217	207,392
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037	200	202,376
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	200	200,164
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[2]	150	150,216
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	150	150,070
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.58% 2045[1]	132	131,751
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	124	130,449
Chase Manhattan Bank — First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class B, 7.619% 2031	125	129,761
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[2]	125	124,255
Residential Accredit Loans, Inc., Series 2003-QS14, Class A-1, 5.00% 2018	128	122,297
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	118	119,251
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-1, 8.20% 2020	99	100,890
Washington Mutual Mortgage, WMALT Series 2005-AR1, Class A-1-A, 5.58% 2035[1]	90	90,367
HarborView Mortgage Loan Trust, Series 2005-15, Class 2-A1A2, 6.12% 2045[1]	83	83,452
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[2]	81	79,681
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.683% 2034[1]	75	72,589
Government National Mortgage Assn. 8.50% 2008	1	1,306
Government National Mortgage Assn. 10.00% 2020	41	45,946
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.515% 2027[1,2]	39	38,582
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	36	35,809
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 5.55% 2035[1]	2	1,694
		16,679,392

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 15.45%
U.S. Treasury 4.50% 2011	465	463,438
U.S. Treasury 4.25% 2013	4,000	3,919,680
U.S. Treasury 12.50% 2014	1,200	1,381,596
U.S. Treasury 11.25% 2015	800	1,126,128
U.S. Treasury 4.50% 2036[4]	1,490	1,394,312
Freddie Mac 5.25% 2011	950	955,576
		9,240,730

MUNICIPALS — 0.92%
Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds, Series 2002-A, Class A, 6.72% 2025	162	162,518
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
Series 2003-A-1, 6.25% 2033 (preref. 2013)	125	136,648
Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Federally Taxable, Series 2003-E, 5.55% 2014	125	121,936
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	85	88,739
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds, Series 2001-A, Class A, 6.36% 2025	41	40,784
		550,625

NON-U.S. GOVERNMENT BONDS & NOTES — 0.78%
Israeli Government 7.50% 2014	935	234,959
Swedish Government 12.00% 2010	200	232,809
		467,768

Total bonds & notes (cost: $50,410,637)		50,026,600

Common stocks — 0.01%	Shares

INDUSTRIALS — 0.01%
Northwest Airlines Corp.[5]	293	5,107

Total common stocks (cost: $6,194)		5,107

Preferred securities — 9.07%

FINANCIALS — 9.07%
BNP U.S. Funding LLC, Series A, 7.738% noncumulative[1,2]	375,000	377,512
BNP Paribas 5.186% noncumulative[1,2]	300,000	281,214
BNP Paribas Capital Trust 9.003% noncumulative trust[1,2]	150,000	164,923
Fannie Mae, Series O, 7.495%[1,2]	15,000	780,938
Banco Santander Central Hispano, SA 6.80%[2]	10,000	235,630
Banco Santander Central Hispano, SA 6.50%[2]	10,000	229,380
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up1,2	400,000	442,621
Deutsche Bank Capital Funding Trust I 7.872%[1,2]	300,000	313,321
MUFG Capital Finance 1 Ltd. 6.346% noncumulative[1]	300,000	288,052
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[2]	10,000	281,250
ING Capital Funding Trust III 8.439% noncumulative[1]	250,000	271,314
National Bank of Canada, Series A, 8.35% exchangeable depositary shares	10,000	260,300
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[1,2]	250,000	252,803
Wachovia Capital Trust III 5.80%[1]	250,000	245,385
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[1,2]	250,000	238,568
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[1,2]	250,000	234,426
Freddie Mac 5.57%	10,000	227,500
Fuji JGB Investment LLC, Series A, 9.87% noncumulative[1,2]	160,000	166,043
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[1,2]	125,000	134,049

Total preferred securities (cost: $5,483,404)		5,425,229

	Principal amount
Short-term securities — 5.61%	(000)

Coca-Cola Co. 5.25% due 8/6/2007[2]	$750	749,344
Emerson Electric Co. 5.23% due 8/15/2007[2]	600	598,692
Park Avenue Receivables Co., LLC 5.28% due 8/3/2007[2]	550	549,758
Honeywell International Inc. 5.28% due 8/10/2007[2]	510	509,252
Wal-Mart Stores Inc. 5.20% due 8/1/2007[2]	500	499,927
Prudential Funding, LLC 5.30% due 8/15/2007	450	449,006

Total short-term securities (cost: $3,355,979)		3,355,979

Total investment securities (cost: $59,256,214)		58,812,915
Other assets less liabilities		1,001,853

Net assets		$59,814,768

[1]	Coupon rate may change periodically.
[2]
Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. In practice, restricted securities in this fund are typically as liquid as unrestricted securities. The total value of all such restricted securities was $17,046,950, which represented 28.50% of the net assets of the fund.

[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
[5]	Security did not produce income during the last 12 months.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, and expenses of the funds. This and other important information is contained in the funds’ prospectus, which should be read carefully before investing.

MFGEFP-985-0907O-S10921

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of Endowments:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Endowments (the “Trust”), comprising the Growth and Income and Bond Portfolios, as of July 31, 2007, and for the year then ended and have issued our report thereon dated September 7, 2007, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audits also included the Trust’s investment portfolios (the “Schedules”) as of July 31, 2007, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Trust’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedules referred to above, when considered in relation to the basic financial statements taken as a whole of the Trust referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
September 7, 2007

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a committee on governance comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the committee on governance of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee on governance.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENDOWMENTS

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: October 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: October 3, 2007

By /s/ Dori Laskin
Dori Laskin, Treasurer and Principal Financial Officer

Date: October 3, 2007